MEMORIAL FUNDS

                              GOVERNMENT BOND FUND

                              INSTITUTIONAL SHARES

                        Supplement Dated June 1, 2001 to
                          Prospectus Dated May 1, 2001


1. Effective June 1, 2001, Page 6 of the Prospectus is amended by deleting the second paragraph under the Section "Subadviser/Portfolio Manager" and replacing it with the following:

   Northern Trust Investments, Inc. ("NTI"), 50 South LaSalle Street, Chicago, Illinois 60675, manages the portfolio of Government Bond Fund. NTI presently manages approximately $82 billion in assets. NTI is a wholly-owned subsidiary of The Northern Trust Company ("NTC"). Ms. Deborah
   L. Boyer is the Fund's portfolio manager. She is a Vice President and a senior portfolio manager for NTI and has been a member of NTC's fixed income team since October 2000. From 1996 to October 2000 she was a portfolio manager at T. Rowe Price where she managed various taxable fixed income portfolios. Ms. Boyer holds a Masters in Management - Finance and Organizational Behavior from Northwestern University.